UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022

EVO Transportation & Energy Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-54218	37-1615850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2075 West Pinnacle Peak Rd. Suite 130, Phoenix, AZ		85027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877-973-9191

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Loan Extension Agreements

On June 30, 2022, EVO Transportation & Energy Services, Inc. (the “Company”) and certain subsidiary guarantors of the Company entered into a Second Loan Extension Agreement (the "Second Extension Agreement") with Antara Capital Master Fund LP ("Antara") and each of Thomas J. Abood, the Company's chief executive officer, Damon R. Cuzick, the Company's chief operating officer, Bridgewest Growth Fund LLC, an entity affiliated with Billy (Trey) Peck Jr., the Company's executive vice president - business development, and Batuta Capital Advisors LLC ("Batuta" and together with Mr. Abood, Mr. Cuzick, and Bridgewest Growth Fund LLC, the "Executive Lenders"), an entity affiliated with Alexandre Zyngier, a member of the Company's board of directors. Pursuant to the Second Extension Agreement, (i) the maturity date of the loan from Antara to the Company pursuant to the Senior Secured Loan and Executive Loan Agreement dated March 11, 2022 (the "Bridge Loan Agreement"), was extended from June 30, 2022 to July 8, 2022; and (ii) the maturity date of the loans from the Executive Lenders to the Company pursuant to the Bridge Loan Agreement was extended from July 7, 2022 to July 15, 2022.

The foregoing summary of the material terms of the Second Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Extension Agreement, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

On July 8, 2022, the Company and certain subsidiary guarantors of the Company entered into a Third Loan Extension Agreement (the "Third Extension Agreement") with Antara and the Executive Lenders. Pursuant to the Third Extension Agreement, (i) the maturity date of the loan from Antara to the Company pursuant to the Bridge Loan Agreement was extended from July 8, 2022 to July 15, 2022; and (ii) the maturity date of the loans from the Executive Lenders to the Company pursuant to the Bridge Loan Agreement was extended from July 15, 2022 to July 22, 2022. The Third Extension Agreement also required the Company to file, on or before July 13, 2022, a Certificate of Designation to evidence the issuance of a new series of Series D Non-Participating Preferred Stock, $0.0001 par value (the “Series D Preferred Stock”) that will, upon issuance, entitle Antara (in its capacity as sole holder of the Series D Preferred Stock) to vote such number of votes per share that will allow Antara to exercise 51% of the voting capital stock of the Company.

The foregoing summary of the material terms of the Third Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Extension Agreement, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

On July 13, 2022, pursuant to the Third Extension Agreement, the Company filed a Certificate of Designations of Series D Non-Participating Preferred Stock (the "Certificate of Designations") with the Secretary of State of the State of Delaware, which authorizes the Company to issue up to one share of Series D Preferred Stock (the "Series D Preferred").

Under the Certificate of Designations, prior to a payment default under the Bridge Loan Agreement (a "Bridge Loan Triggering Event") and on and following the date on which all principal and accrued interest (including default interest) payable under the Bridge Loan Agreement has been paid-in-full (the date of such payment-in-full, the "Bridge Loan Discharge Date"), the holders of Series D Preferred will vote together with the holders of the Company's common stock as a single class on any matter presented to the holders of the Company's common stock for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting) or on which such holders of common stock are otherwise entitled to act (each, a "Shareholder Matter"), and the holders of Series D Preferred will be entitled to cast a number of votes on any Shareholder Matter equal to the total number of votes of all non-holders of Series D Preferred entitled to vote on any such Shareholder Matter plus 10. From the occurrence of a Bridge Loan Triggering Event to (but excluding) the Bridge Loan Discharge Date, the holders of Series D Preferred (in their capacity as such) will have no voting rights except as otherwise required by law. In addition, the Certificate of Designations provides that governance mechanisms that could have the effect of limiting, reducing or adversely affecting the Series D Preferred holders’ voting rights under the Certificate of Designations will require the consent of holders of a majority of the then outstanding (the "Series D Majority") Series D Preferred.

The Series D Majority may elect to waive or decline to exercise any or all voting rights granted under the Certificate of Designations, in whole or in part, on either a revocable or irrevocable basis.

The foregoing summary description of the rights and preferences of the holders of Series D Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

The issuance of one share of Series D Preferred to Antara on July 13, 2022, resulted in a change of control of the Company, with Antara having voting control on Shareholder Matters. The consideration for the issuance of Series D Preferred to Antara was Antara's agreement to enter into the Third Extension Agreement, and the Company did not receive any cash consideration. As previously disclosed, Antara appointed Michael Bayles to the Company's board of directors pursuant to the Bridge Loan Agreement and appointed Chetan Bansal and Raph Posner to the Company's board of directors pursuant to that certain Loan Extension Agreement dated May 31, 2022.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description of the Certificate of Designation set forth in Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 in its entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations of Series D Non-Participating Preferred Stock of EVO Transportation & Energy Services, Inc., dated July 13, 2022
4.1

Second Loan Extension Agreement dated June 30, 2022 between and among EVO Transportation & Energy Services, Inc., certain of its subsidiaries as guarantors, Antara Capital Master Fund LP, Thomas J. Abood, Damon R. Cuzick, Bridgewest Growth Fund LLC, and Batuta Capital Advisors LLC

4.2

Third Loan Extension Agreement dated July 8, 2022 between and among EVO Transportation & Energy Services, Inc., certain of its subsidiaries as guarantors, Antara Capital Master Fund LP, Thomas J. Abood, Damon R. Cuzick, Bridgewest Growth Fund LLC, and Batuta Capital Advisors LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2022	By:	/s/ Thomas J. Abood
	Its:	Chief Executive Officer